MAINSTAY GROUP OF FUNDS

Supplement dated March 29, 2019 (“Supplement”) to

MainStay Cushing® Funds Prospectuses, dated March 29, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectuses.

Effective June 30, 2019, in the “Shareholder Guide” section of each Prospectus under “Before You Invest — Deciding Which Class Of Shares To Buy; Class I Share Considerations,” the following is added after the end of the text in the third bullet under “Institutional Investor:”

(iii) brokerage accounts held at a broker that charges such clients transaction fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.